================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 1, 2002



                            FRANKLIN RECEIVABLES LLC
                            ------------------------
             (Exact name of Registrant as Specified in its Charter)



            Delaware                   333-72180               94-3301790
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                    Identification No.)



   47 West 200 South, Suite 500, Salt Lake City, Utah            84101
   --------------------------------------------------            -----
        (Address of Principal Executive Offices)               (Zip Code)



                                 (801) 238-6700
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)






================================================================================

Item 5.  Other Events.

         On June 13, 2002, Franklin Auto Trust 2002-1 (the "Trust") issued and sold Class A-l Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes in the aggregate initial principal amount of $235,000,000 (collectively, the "Notes") pursuant to an Indenture dated as of June 1, 2002, between the Trust, as issuer, and The Bank of New York, as indenture trustee.

         Prior to the issuance and sale of the Notes, Franklin Receivables LLC (the "Seller") and Salomon Smith Barney Inc. furnished to prospective investors a prospectus supplement which disclosed certain pool information relating to certain motor vehicle retail installment sale contracts (the "Receivables"). The statistical information presented in the prospectus supplement was based on the Receivables as of the close of business on April 30, 2002 (the "Statistical Calculation Date").

         The Seller deposited $58,750,000 in a segregated trust account (the "Pre-Funding Account") to be used by the Trust to acquire additional Receivables during the period after June 1, 2002 until the earliest to occur of (i) the date on which the balance remaining in the Pre-Funding Account is less than $2,500,
(ii) the date on which a Service Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on August 22, 2002. The Trust acquired certain additional Receivables on July 8, 2002 and August 8, 2002 with a total principal balance of approximately $58,750,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.


                          Item 601(a) of Regulation S-K

Exhibit No.        Exhibit No.           Description

1                  99                    Pool Information as of the Cutoff Date

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FRANKLIN RECEIVABLES LLC,


                                       By FRANKLIN CAPITAL CORPORATION,
                                       as managing member



                                       By: /s/ Harold E. Miller, Jr.
                                           -------------------------
                                           Harold E. Miller, Jr.
                                           President and Chief Executive Officer


August 16, 2002

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.        Description
-----------        -----------

       99          Pool Information of Franklin